The information contained in the attached Computational Materials, Structural Term Sheet , or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/ or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information.

The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connect ion with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current . A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS
Fremont Mortgage Corp
SABR2005-FR4 Preliminary Collateral Analysis
All records
6,074 records
Balance: 1,098,257,690

1. Fico Distribution

	% of	Average	Weighted		Weighted	Weighted	Weighted			Pct	Pct	Pct	Pct	Pct
Fico	Outstanding	Current	Average	Percent	Average	Average	Average	Pct	Pct	Owner	Full	Ltd/Easy	Std	Interest
Distribution	Balance	Balance	Coupon	MI	Fico	DTI	CLTV	SFD	PUD	Occ	Doc	Doc	Doc	Only
500.00 - 524.99 & CLTV > 65%	4.32%	213,803.71	8.471	0.00	512	43.11	76.74	88.41	0.00	97.04	46.72	8.16	45.11	0.00
525.00 - 549.99 & CLTV > 65%	6.28%	214,744.15	7.896	0.00	537	43.11	79.59	84.48	0.00	93.82	58.96	5.28	35.76	0.37
550.00 - 574.99 & CLTV > 65%	9.01%	182,313.35	7.619	0.00	561	43.28	85.46	86.17	0.00	93.99	80.94	4.52	14.54	0.00
575.00 - 599.99 & CLTV > 70%	12.01%	148,535.44	7.341	0.00	587	42.37	85.48	86.00	0.00	92.94	88.21	2.73	9.06	27.41
600.00 - 624.99 & CLTV > 70%	12.61%	162,920.94	7.141	0.00	612	42.84	85.89	78.92	0.00	93.51	77.94	3.18	18.88	31.04
625.00 - 649.99 & CLTV > 70%	12.76%	155,924.50	7.103	0.00	637	43.01	85.94	82.97	0.00	94.12	63.54	2.40	34.06	31.10
650.00 - 674.99 & CLTV > 80%	4.53%	106,866.56	8.085	0.00	661	42.30	94.91	79.77	0.00	92.98	52.24	2.93	44.83	0.00
675.00 - 699.99 & CLTV > 80%	3.74%	125,924.19	7.845	0.00	688	43.40	94.12	76.59	0.00	79.93	52.34	4.34	43.32	0.97
700.00 - 724.99 & CLTV > 80%	1.97%	136,809.90	7.800	0.00	710	42.75	93.98	67.54	0.00	75.46	52.95	0.00	47.05	0.00
725.00 - 749.99 & CLTV > 85%	0.97%	120,091.47	7.967	0.00	735	42.34	95.41	65.44	0.00	70.30	51.94	3.53	44.53	0.00
750.00 - 774.99 & CLTV > 85%	0.31%	131,369.58	7.778	0.00	759	39.58	94.94	42.01	0.00	64.09	63.75	0.00	36.25	0.00
775.00 - 799.99 & CLTV > 85%	0.29%	168,906.92	7.325	0.00	783	42.83	92.69	89.48	0.00	72.71	74.07	0.00	25.93	0.00
Greater than 800 and CLTV > 85%	0.03%	359,670.28	7.600	0.00	805	49.93	95.00	100.00	0.00	100.00	0.00	0.00	100.00	0.00
Total:	68.84%	157,256.98	7.519	0.00	606	42.86	86.10	82.26	0.00	92.00	69.48	3.57	26.95	16.32

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2. Original Loan-to-Value Ratio (%)

Original	% of	Average	Weighted		Weighted	Weighted	Weighted			Pct	Pct	Pct	Pct	Pct
Loan-to-Value	Outstanding	Current	Average	Percent	Average	Average	Average	Pct	Pct	Owner	Full	Ltd/Easy	Std	Interest
Ratio (%)	Balance	Balance	Coupon	MI	Fico	DTI	CLTV	SFD	PUD	Occ	Doc	Doc	Doc	Only
Less than 60 & DTI > 50%	0.43%	173,538.84	7.653	0.00	568	52.90	49.30	90.05	0.00	95.74	63.08	2.05	34.87	0.00
60.00 - 64.99 & DTI > 50%	0.42%	241,542.45	8.462	0.00	561	52.68	62.83	73.02	0.00	95.22	64.83	0.00	35.17	1.74
65.00 - 69.99 & DTI > 50%	0.93%	267,534.94	7.653	0.00	573	52.67	66.69	78.50	0.00	100.00	45.49	15.22	39.29	0.00
70.00 - 74.99 & DTI > 50%	0.79%	246,820.39	8.419	0.00	554	52.50	71.63	88.30	0.00	91.41	65.17	0.00	34.83	0.00
75.00 - 79.99 & DTI > 50%	1.29%	277,361.43	7.424	0.00	571	53.33	76.65	82.98	0.00	84.71	55.49	6.87	37.64	0.00
80.00 - 84.99 & DTI > 50%	2.88%	225,918.22	7.418	0.00	581	52.67	80.62	79.85	0.00	88.07	57.19	5.20	37.61	2.74
85.00 - 89.99 & DTI > 50%	2.14%	263,883.14	6.882	0.00	594	52.96	86.27	81.73	0.00	87.05	84.35	10.30	5.35	0.00
90.00 - 94.99 & DTI > 50%	3.01%	234,098.98	7.091	0.00	605	52.79	90.00	78.94	0.00	91.05	78.53	5.14	16.33	0.00
95.00 - 99.99 & DTI > 50%	0.15%	71,339.21	8.142	0.00	646	50.82	95.48	97.67	0.00	68.32	97.09	0.00	2.91	0.00
Greater than or Equal to 100 and DTI > 50%	0.15%	77,790.17	9.129	0.00	647	51.34	100.00	87.48	0.00	100.00	74.00	0.00	26.00	0.00
Total:	12.17%	228,804.51	7.400	0.00	586	52.78	80.58	81.16	0.00	89.81	67.85	6.27	25.89	0.71

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3. Back Ratio

	% of	Average	Weighted		Weighted	Weighted	Weighted			Pct	Pct	Pct	Pct	Pct
Back	Outstanding	Current	Average	Percent	Average	Average	Average	Pct	Pct	Owner	Full	Ltd/Easy	Std	Interest
Ratio	Balance	Balance	Coupon	MI	Fico	DTI	CLTV	SFD	PUD	Occ	Doc	Doc	Doc	Only
Lesss than 20	2.25%	179,323.17	7.412	0.00	620	14.58	79.58	81.49	0.00	76.34	64.85	19.15	16.00	17.60
20.00 - 24.99 & FICO < 525	0.16%	195,789.03	8.736	0.00	514	22.19	70.73	93.38	0.00	100.00	19.87	19.67	60.46	0.00
25.00 - 29.99 & FICO < 550	0.71%	170,262.25	8.348	0.00	529	27.66	74.19	86.72	0.00	93.31	47.29	21.34	31.36	0.00
30.00 - 34.99 & FICO < 575	1.58%	159,551.73	8.315	0.00	539	32.67	77.32	92.20	0.00	95.00	66.79	2.03	31.18	0.00
35.00 - 39.99 & FICO < 600	4.93%	175,279.92	7.716	0.00	560	37.70	79.22	86.62	0.00	96.80	67.30	3.47	29.22	11.62
40.00 - 44.99 & FICO < 625	9.26%	169,698.96	7.615	0.00	573	42.72	81.97	83.05	0.00	94.50	71.18	3.72	25.10	16.36
45.00 - 49.99 & FICO < 650	20.34%	168,310.10	7.305	0.00	598	47.84	83.94	83.73	0.00	95.52	75.55	1.86	22.60	28.56
50.00 - 54.99 & FICO < 675	10.94%	226,753.10	7.515	0.00	571	52.76	80.29	83.04	0.00	91.70	68.04	6.40	25.56	0.83
Greater than or Equal to 55 and FICO < 700	0.03%	113,299.50	7.174	0.00	583	55.25	72.41	100.00	0.00	100.00	100.00	0.00	0.00	23.54
Total:	50.21%	179,612.25	7.504	0.00	582	44.64	81.73	83.99	0.00	93.74	70.97	4.47	24.56	16.71

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4. Fico Distribution Limited and Stated Doc

Fico
Distribution	% of	Average	Weighted		Weighted	Weighted	Weighted			Pct	Pct	Pct	Pct	Pct
Limited and	Outstanding	Current	Average	Percent	Average	Average	Average	Pct	Pct	Owner	Full	Ltd/Easy	Std	Interest	Pct	Pct	Pct
Stated Doc	Balance	Balance	Coupon	MI	Fico	DTI	CLTV	SFD	PUD	Occ	Doc	Doc	Doc	Only	California	New York	Florida
500 - 524	2.87%	229,770.20	8.596	0.00	513	41.37	72.56	86.13	0.00	97.50	0.00	14.05	85.95	0.00	23.41	16.18	8.88
525 - 549	3.24%	245,281.17	8.222	0.00	538	43.53	73.94	82.49	0.00	97.96	0.00	13.09	86.91	0.72	26.65	12.34	8.24
550 - 574	2.11%	231,559.00	8.126	0.00	561	41.98	75.50	79.97	0.00	91.09	0.00	19.32	80.68	0.00	22.08	14.64	8.54
575 - 599	1.90%	240,156.74	7.525	0.00	586	39.95	76.35	85.79	0.00	85.15	0.00	27.47	72.53	3.35	24.86	12.95	10.88
600 - 624	3.39%	227,211.70	7.455	0.00	613	42.26	81.56	76.76	0.00	92.79	0.00	18.13	81.87	6.44	23.09	16.47	14.89
625 - 649	5.17%	163,251.22	7.799	0.00	638	42.07	84.04	78.49	0.00	92.49	0.00	7.29	92.71	11.73	26.94	18.27	9.54
650 - 674	5.84%	191,456.98	7.321	0.00	662	41.73	83.06	82.45	0.00	94.27	0.00	3.05	96.95	32.89	40.16	12.28	7.08
675 - 699	5.30%	218,847.62	7.187	0.00	686	43.26	84.55	75.75	0.00	94.04	0.00	3.96	96.04	37.00	37.16	14.34	9.67
700 - 724	4.18%	290,793.35	6.930	0.00	710	42.06	82.84	73.02	0.00	94.35	0.00	0.00	100.00	28.28	45.15	18.58	3.59
725 - 749	2.14%	244,449.85	7.026	0.00	736	41.21	83.47	69.25	0.00	97.74	0.00	1.61	98.39	35.19	49.37	16.82	5.80
750 - 774	0.75%	258,049.74	6.856	0.00	759	42.44	82.39	60.79	0.00	89.50	0.00	0.00	100.00	15.36	22.64	24.52	6.27
775 - 799	0.49%	258,623.41	7.137	0.00	785	42.50	80.60	79.70	0.00	93.14	0.00	0.00	100.00	16.82	38.27	16.93	6.46
800 - 824	0.18%	338,344.57	7.109	0.00	805	39.65	82.66	69.79	0.00	100.00	0.00	0.00	100.00	0.00	0.00	42.24	0.00
Total:	37.57%	217,757.68	7.537	0.00	640	42.11	80.87	78.43	0.00	93.91	0.00	8.44	91.56	18.44	32.65	15.66	8.48

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5. Fico Distribution IO Loans

Fico	% of	Average	Weighted		Weighted	Weighted	Weighted			Pct	Pct	Pct	Pct	Pct
Distribution	Outstanding	Current	Average	Percent	Average	Average	Average	Pct	Pct	Owner	Full	Ltd/Easy	Std	Interest	Pct	Pct	Pct
IO Loans	Balance	Balance	Coupon	MI	Fico	DTI	CLTV	SFD	PUD	Occ	Doc	Doc	Doc	Only	California	New York	Florida
525 - 549	0.02%	255,091.12	9.150	0.00	540	49.78	74.06	100.00	0.00	100.00	0.00	0.00	100.00	100.00	100.00	0.00	0.00
575 - 599	3.33%	215,164.42	6.562	0.00	588	42.94	79.73	92.31	0.00	100.00	98.09	1.91	0.00	100.00	39.61	2.08	9.98
600 - 624	4.14%	270,532.27	6.081	0.00	612	41.68	78.67	83.79	0.00	100.00	94.72	5.28	0.00	100.00	54.23	4.24	5.35
625 - 649	4.19%	289,704.42	5.944	0.00	638	43.38	78.95	85.74	0.00	100.00	85.54	0.00	14.46	100.00	53.85	3.09	6.90
650 - 674	5.56%	288,050.15	6.102	0.00	662	41.44	78.71	87.76	0.00	100.00	65.46	0.00	34.54	100.00	57.32	3.16	8.01
675 - 699	4.54%	315,413.43	6.069	0.00	686	42.56	79.54	81.04	0.00	100.00	56.78	1.05	42.17	100.00	58.53	5.85	2.99
700 - 724	2.54%	344,104.21	6.044	0.00	709	42.22	79.65	85.58	0.00	100.00	53.38	0.00	46.62	100.00	63.72	0.00	8.12
725 - 749	1.33%	355,985.04	6.030	0.00	738	41.75	79.57	88.34	0.00	100.00	43.42	0.00	56.58	100.00	75.12	1.84	6.94
750 - 774	0.69%	328,260.76	5.835	0.00	761	39.11	79.91	77.88	0.00	100.00	83.21	0.00	16.79	100.00	44.19	7.50	4.75
775 - 799	0.29%	356,591.75	6.166	0.00	789	42.94	80.00	89.31	0.00	100.00	71.53	0.00	28.47	100.00	59.85	0.00	0.00
Total:	26.63%	286,178.64	6.113	0.00	657	42.21	79.18	85.84	0.00	100.00	73.99	1.24	24.77	100.00	55.51	3.35	6.59

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6. Fico Distribution Second Liens

Fico	% of	Average	Weighted		Weighted	Weighted	Weighted			Pct	Pct	Pct	Pct	Pct
Distribution	Outstanding	Current	Average	Percent	Average	Average	Average	Pct	Pct	Owner	Full	Ltd/Easy	Std	Interest	Pct	Pct	Pct
Second Liens	Balance	Balance	Coupon	MI	Fico	DTI	CLTV	SFD	PUD	Occ	Doc	Doc	Doc	Only	California	New York	Florida
550 - 574	0.06%	9,875.33	12.156	0.00	561	42.22	94.57	89.57	0.00	96.82	99.15	0.85	0.00	0.00	6.66	7.56	17.83
575 - 599	0.86%	35,933.79	10.852	0.00	591	43.26	99.50	90.74	0.00	99.49	99.75	0.25	0.00	0.00	18.33	4.64	10.03
600 - 624	1.38%	43,773.27	10.448	0.00	613	42.94	99.59	82.84	0.00	98.84	89.41	0.04	10.54	0.00	28.46	4.62	9.99
625 - 649	1.90%	52,199.02	10.108	0.00	637	42.33	99.53	84.34	0.00	99.16	54.30	0.11	45.59	0.00	30.86	8.65	9.08
650 - 674	1.82%	56,811.45	9.505	0.00	662	41.59	99.50	89.74	0.00	98.97	56.62	0.00	43.38	0.00	39.34	4.73	9.76
675 - 699	1.18%	60,632.47	9.461	0.00	686	43.52	99.54	79.45	0.00	98.82	49.66	0.00	50.34	0.00	47.83	8.91	9.61
700 - 724	0.57%	63,408.36	9.439	0.00	711	42.41	99.56	75.14	0.00	98.11	44.68	0.00	55.32	0.00	46.21	9.20	5.94
725 - 749	0.33%	63,378.28	9.296	0.00	734	44.30	99.41	72.64	0.00	96.71	43.45	0.00	56.55	0.00	55.24	17.51	7.41
750 - 774	0.08%	56,075.89	8.913	0.00	757	38.22	99.94	78.21	0.00	98.73	73.71	0.00	26.29	0.00	68.93	5.58	0.00
775 - 799	0.05%	61,931.08	10.033	0.00	784	43.48	99.75	59.91	0.00	100.00	32.02	0.00	67.98	0.00	23.43	16.83	16.47
Total:	8.21%	49,705.93	9.940	0.00	651	42.59	99.50	83.98	0.00	98.86	64.02	0.06	35.91	0.00	35.65	7.13	9.30